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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         Date of Report: April 29, 1998

                         THE McGRAW-HILL COMPANIES, INC.
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)


New York                            1-1023                  13-1026995
--------                            ------                  ----------
(State or other                     (Commission             (IRS Employer
jurisdiction of                     File No.)               Identification No.)
incorporation or
organization)


             1221 Avenue of the Americas, New York, New York, 10020
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 512-2000
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

         At a meeting held on April 29, 1998 by the Registrant's Board of Directors, the Board elected Harold McGraw III as Chief Executive Officer of the Registrant effective immediately. Mr. McGraw shall retain the office of President of the Registrant. Mr. McGraw succeeds Joseph L. Dionne as Chief Executive Officer. Mr. Dionne shall continue as Chairman of the Board. On June 30, 1998, Mr. Dionne will retire as an employee of the Registrant and will continue commencing July 1, 1998 as non-executive Chairman of the Board.



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Item 7   Exhibits

   (99)  Press release of the Registrant issued April 29, 1998.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE McGRAW-HILL COMPANIES, INC.


                                         By: /s/ Kenneth M. Vittor
                                             -----------------------------
                                                Kenneth M. Vittor
                                                Senior Vice President and
                                                General Counsel




Date:  April 30, 1998